Capital
City Bank Group,
Inc.
Reports
Second Quarter
2026
Results
TALLAHASSEE,
Fla. (July
21, 202
6) – Capital City Bank
Group, Inc. (NASDAQ:
CCBG) today
reported net income
attributable
to
common
shareowners
of $16.3
million, or $0.95 per diluted share,
for the
second
quarter
of 2026
compared
to $15.8
million, or
$0.92
per diluted share,
for the
first quarter
of 2026,
and
$15.0
million, or $0.88 per diluted share,
for the
second
quarter
of 2025.
Return
on Assets was
1.48% and
Return
on Equity
was 11.38%
for the
second
quarter
of 2026
compared
to 1.45%
and
11.30%,
respectively
for the
first quarter
of 2026,
and
1.38% and
11.44%,
respectively for
the second
quarter
of 2025.
QUARTER
HIGHLIGHTS
(2
nd
Quarter 202
6
versus 1
st
Quarter 2026)
Income Statement
●
Tax-equivalent net interest income totaled $44.2
million compared to $42.9 million for
the prior quarter and reflected one
additional calendar day in the second
quarter
-
Net interest margin increased 11 basis
points to 4.35% (earning asset yield
increased 5 basis points and cost
of funds
decreased 6 basis points to 75
basis points)
●
Credit loss provision increased $0.2 million -
net loan charge-offs of 14 basis
points (annualized) of average loans -
allowance coverage ratio increased one basis
point to 1.24% at June 30,
2026
●
Noninterest income increased $0.7 million, or
3.3%, driven by higher mortgage banking
revenues and bank card fees
●
Noninterest expense increased $1.3 million, or
3.1%, primarily due to a higher
other expense of $0.9 million and
occupancy
expense
of $0.3
million
Balance
Sheet
●
Loan balances
decreased
$32.4
million,
or 1.3% (average),
and decreased
$18.5
million,
or 0.7% (end
of period)
●
Stable
credit
quality
- total
nonperforming
assets of $13.4
million
(30 basis
points
of total
assets) at June
30, 2026,
a $0.4
million increase over the prior quarter
●
Deposit balances
decreased
$12.2
million,
or 0.3% (average),
and decreased
$30.6
million,
or 0.8% (end
of period)
due to
the seasonal decrease in our public
fund balances
●
Tangible
book
value
per diluted
share
(non-GAAP financial
measure) increased
$0.56, or
2.0%
“We’re
pleased
with another
strong quarter
of performance
and
the momentum
our team
continues
to build,” said
William G.
Smith,
Jr., Chairman
and
CEO. “As we
look to the
second
half
of the
year,
we’ll
remain
focused
on serving our clients’ financial
needs, managing
risk wisely and
executing on
the opportunities
ahead.
None of
this happens
without the
dedication
of our
associates
and
the strong communities
we’re privileged to serve.”

Discussion
of Operating
Results
Net Interest
Income/Net
Interest
Margin
Tax
-equivalent
net interest
income
for the
second
quarter
of 2026
totaled
$44.2
million, compared
to $42.9
million for the first
quarter
of 2026,
and
$43.2
million for the second
quarter
of 2025.
Compared
to the
first quarter
of 2026,
the increase
was
attributable
to higher investment
securities income and
lower deposit interest expense,
partially
offset
by lower loan interest
income
and
overnight funds
income
due to
lower average
balances.
The increase
in investment
securities income reflected
new investment
purchases
at
higher rates and
higher balances
as we deploy
additional
liquidity into the investment
security portfolio.
The increase
over the
second quarter
of 2025
was also
driven by the same
aforementioned
factors. One additional
calendar
day also
contributed
to
the increase
over the
first quarter
of 2026.
For the
first six months
of 2026,
tax
-equivalent
net interest
income
totaled
$87.1
million compared
to $84.8
million for the same
period of
2025,
primarily attributable
to higher investment
securities income and
lower deposit interest expense,
partially
offset
by
lower loan
interest income
and
overnight funds
income. New investment
purchases
at
higher yields and higher balances
drove the
increase in
investment
securities income. The
decrease
in deposit interest
expense
reflected lower
public funds
deposit balances
and
lower rates
across our
product
lines. Lower average
loan
balances
contributed
to the
decrease
in loan interest
income, while the
decrease
in overnight funds
income
reflected the
deployment
of more
liquidity into the investment
portfolio.
Our net
interest margin
for the
second quarter
of 2026
was 4.35%,
an increase
of 11 basis
points from
the first
quarter of 2026
and an
increase of
five basis points
over the
second
quarter
of 2025.
For the first six months
of 2026,
our net interest
margin increased
by
four basis
points to
4.30% compared
to the
same
period of
2025.
The increase
in net interest margin
over all prior periods was
largely attributable
to a
higher investment
security yield driven by
new purchases
at
higher rates and
lower deposit costs.
For the
second
quarter
of 2026,
our cost of
funds
was 75 basis
points, a
decrease
of six basis points
from
the first quarter
of 2026,
and
a
decrease of
seven basis
points from
the second
quarter
of 2025.
Our cost of deposits
(including noninterest bearing
accounts)
was 76
basis points,
81 basis
points, and
81 basis
points, respectively,
for the
same
periods.
Provision for Credit Losses
We
recorded a
provision expense
for credit losses
of $0.9
million for the
second
quarter
of 2026,
compared
to $0.7
million for the
first quarter
of 2026
and
$0.6 million for the
second
quarter
of 2025.
For the first six months
of 2026,
we recorded a
provision
expense
for credit losses
of $1.6
million compared
to $1.4
million for the first six months
of 2025.
Activity within the components
of the
provision (loans
held for investment
(“HFI”) and
unfunded
loan
commitments)
for each
reported
period is provided
in the
table
on page
10. We
discuss the various
factors
that
impacted
our provision expense
for Loans
HFI in further
detail below under
the heading Allowance for Credit Losses .
Noninterest Income and Noninterest Expense
Noninterest
income
for the
second
quarter
of 2026
totaled
$20.6
million, a $0.7 million, or 3.3%, increase
over the
first quarter
of
2026 and
a $0.6 million,
or 2.9%,
increase over
the second
quarter of 2025.
The increase
over the first quarter
of 2026
was primarily
attributable
to increases
in mortgage banking
revenues
of $0.4
million and bank
card
fees of
$0.2 million. The increase
in mortgage
banking
revenues
was primarily due
to higher production
volume
and
the increase
in bank
card
fees reflected
higher card
volume.
The increase
over the
second
quarter
of 2025
was driven by
increases in other
income
of $0.7
million, mortgage banking
revenues
of $0.5
million, and
deposit fees
of $0.3
million that
were partially offset
by a
decrease
in wealth management
fees of
$1.0
million.
The increase
in other
income
was primarily due
to a
higher level of other
fees/commissions,
bank
owned life insurance
income,
and
miscellaneous
income. The
increase in
mortgage
banking
revenues
was due
to a
higher gain on sale margin.
The decrease
in wealth
management
fees was
attributable
to lower retail brokerage
fees, which reflects a
decline in assets under
management.
For the
first six months
of 2026,
noninterest
income
totaled
$40.5
million, a $0.6 million, or 1.5%, increase
over the
same
period
of
2025,
primarily attributable
to increases
in other income
of $1.4
million, mortgage banking
revenues
of $0.9
million, and deposit
fees of
$0.9 million, that
were partially offset
by a
decrease
in wealth management
fees of
$2.7 million. The increase
in other
income
was primarily
attributable
to a
$0.5 million miscellaneous
recovery and
increases in other
fees/commissions
of $0.3
million,
miscellaneous
income
of $0.2
million, and
bank
owned life insurance
income
of $0.1
million. The increase in mortgage
banking
revenues
reflected a higher
gain
on sale margin.
Higher service
charge
fees and
commercial
account
analysis fees
drove the
increase
in deposit
fees. We
are currently
in the
process of reviewing
and updating
our deposit
product
offerings
against
peer and
industry
best practices
and we expect
modifications
will reduce
related
fee revenues
beginning
in the
third quarter
of 2026.
The decrease
in
wealth management
fees was
attributable
to the
aforementioned
decrease
in retail brokerage
assets
under management
and
lower
insurance
commissions.

Noninterest
expense
for the
second
quarter
of 2026
totaled
$42.6
million, a $1.3 million, or 3.1%, increase
over the
first quarter
of
2026 and
a $0.1 million,
or 0.2%,
increase over
the second
quarter of 2025.
The increase
over the first quarter
of 2026
was primarily
attributable
to increases
in other expense
of $0.9
million and occupancy
expense
of $0.
2
million. Increases
in other real estate
(ORE) expense
of $0.4
million, travel/entertainment
expense
of $0.2
million, professional fees
of $0.1
million, and miscellaneous
expenses
of $0.1
million drove the increase
in other
expense.
The increase
in occupancy
expense
was primarily attributable
to
higher FF&E
maintenance
agreement
expense.
The increase
over the
second
quarter
of 2025
reflected increases
in other expense
of
$0.5 million
and
occupancy
expense
of $0.2
million that
was partially
offset
by a
$0.6
million decrease in compensation
expense,
including
a $0.3
million decline in salary
expense
and
$0.3 million decrease
in associate
benefits.
For the
first six months
of 2026,
noninterest
expense
totaled
$84.0
million, a $2.8 million, or 3.4%, increase
over the
same
period of
2025
and
reflected increases
in other expense
of $3.4
million and occupancy
expense
of $0.6
million that
was partially
offset
by a
$1.2 million
decrease
in compensation
expense.
The increase
in other expense
was primarily due
to a
$4.2 million increase
in ORE
expense,
which reflected
a lower level
of gains from
the sale
of properties,
namely
a large gain
realized from
the sale
of our
operations
center building
in 2025. Higher
expense
for charitable
contributions
of $0.6
million was partially offsetting.
The
increase
in occupancy
expense
reflected higher expense
for FF&E maintenance
agreements
and
software
licenses. The decrease
in
compensation
expense
reflected lower salary
expense
of $0.9
million and associate
benefit
expense
of $0.3
million. Lower
commission
expense
drove the
decline in salary
expense
and
the decrease
in associate
benefit
expense
was attributable
to lower
stock based
compensation.
Income
Taxes
We
realized income
tax
expense
of $5.0
million (effective
rate of
23.4%) for
the second
quarter
of 2026,
compared
to $4.8
million
(effective
rate of
23.5%) for
the first quarter
of 2026
and
$5.0 million (effective
rate of
24.9%) for
the second
quarter
of
2025.
For
the first six months
of 2026,
we realized income
tax
expense
of $9.8
million (effective
rate of
23.4%) compared
to $10.1
million
(effective rate
of 24.1%) for
the same
period of
2025. The effective
rate for the
second quarter
of 2026
reflected a tax
benefit
related
to an
investment
in a solar tax
equity fund
during the quarter
and
the effective
rate for
the first quarter
of 2026
included a
discrete
item related
to stock
-based
compensation.
Absent discrete items
or new tax
credit investments,
we expect
our annual
effective
tax
rate to
approximate
23.5% for
2026.
Discussion of
Financial
Condition
Earning Assets
Average
earning assets
totaled
$4.069
billion for the second
quarter
of 2026,
a decrease
of $21.0
million, or 0.5% from the
first
quarter of
2026, and
an increase of
$32.9 million,
or 0.8%
over the
fourth quarter
of 2025.
Compared
to the first quarter of
2026,
the
change
in earning asset
mix reflected
a $42.6
million decrease in overnight
funds
and
a $32.4
million decrease in loans
held for
investment,
partially
offset
by a
$48.2
million increase in investment
securities and
a $5.8
million increase in loans
held for sale
(“HFS”).
Compared
to the fourth
quarter
of 2025,
the change
reflected a
$161.3
million increase in investment
securities and
a $6.2
million increase
in loans
HFS, partially offset
by a
$72.4
million decrease in overnight
funds
and
a $62.2
million decrease in
loans
held for investment.
Average
loans HFI
decreased
by $32.4
million, or 1.3% from the
first quarter
of 2026,
and
decreased
by $62.2
million, or 2.4%
from
the fourth
quarter
of 2025.
Compared
to the
first quarter
of 2026,
the decline was
primarily attributable
to decreases
in
residential
real estate
loans of
$14.4
million, commercial
real estate
loans of
$14.4
million, and commercial
loans of
$5.2 million,
partially
offset
by increases in
home equity
loans of
$1.9 million. Compared
to the
fourth
quarter
of 2025,
the decline was
primarily
attributable
to decreases
in residential real estate
loans of
$30.6
million, commercial
real estate
loans of
$24.5
million, commercial
loans of
$6.6 million, construction
loans of
$4.1 million, consumer
loans (primarily
indirect auto)
of $2.9
million, partially offset
by
an
increase in home
equity loans
of $5.9
million.
Loans
HFI at
June 30,
2026,
decreased
by $18.5
million, or 0.7% from March
31, 2026,
and
decreased
by $46.2
million, or 1.8%,
from
December
31, 2025.
Compared
to March
31, 2026,
the decline was
primarily due
to decreases
in other loans
of $9.7
million,
construction
loans of
$7.5 million, and
commercial
real estate
loans of
$5.2 million, partially
offset
by increases
in commercial
loans of
$2.3 million, and
consumer
loans (primarily
indirect auto)
of $1.3
million. Compared
to December
31, 2025,
the decline
was primarily
attributable
to decreases
in residential real estate
loans of
$22.8
million, commercial
real estate
loans of
$18.1
million, commercial
loans of
$7.8 million, other loans
of $2.1
million, consumer
loans (primarily
indirect auto)
of $1.5
million,
partially
offset
by increases
in home
equity loans
of $3.6
million, and construction
loans of
$2.2 million.

Allowance for Credit Losses
At June
30, 2026,
the allowance
for credit losses for loans
HFI totaled
$31.0
million compar
able to
March
31, 2026
and
December
31, 2025.
Activity within
the allowance
is provided on
Page 10. Net loan
charge
-offs
were 14 basis points
of average
loans for
the
second quarter
of 2026
versus 10 basis
points for
the first quarter
of 2026
and 18 basis
points for
the fourth
quarter
of 2025.
At June
30, 2026, the
allowance
represented
1.24% of
loans HFI
compared
to 1.23%
at
March
31, 2026,
and
1.22% at
December
31, 2025.
Credit Quality
Nonperforming
assets
(nonaccrual
loans and
other real estate)
totaled
$13.4
million at June
30, 2026
,
compared
to $13.0
million at
March 31, 2026
and $10.5
million at
December
31, 2025. At
June 30,
2026, nonperforming
assets as
a percentage
of total assets
was
0.30%, compared
to 0.29% at March
31, 2026 and
0.24% at
December
31, 2025.
Nonaccrual
loans totaled
$10.0
million at June
30,
2026,
a $1.1
million decrease from
March
31, 2026
and
a $1.4
million increase over December
31, 2025.
Other real estate
totaled
$3.4 million
at
June 30,
2026,
a $1.6
million increase over March
31, 2026
and
a
$1.5 million increase
over December
31, 2025.
Further,
classified
loans totaled
$29.8
million at June
30, 2026,
a $15.3
million increase over March
31, 2026
and
a $15.5
million
increase over
December
31, 2025.
The increase
over both
prior periods reflected
the downgrade
of four
commercial
real estate
relationships
(two private
schools totaling
$9.8 million
($6.4 million
and
$3.4 million),
hotel $2.0
million, funeral
home
$5.0
million).
Deposits
Average
total
deposits were $3.679
billion for the second
quarter
of 2026,
a decrease
of $12.2
million, or 0.3%, from the
first
quarter
of 2026,
and
an
increase of
$31.3
million, or 0.9%, over the fourth
quarter
of 2025.
Compared
to the
first quarter
of
2026,
the decrease
was primarily attributable
to lower public funds
balances
of $43.5
million (primarily NOW account
balances)
as those
balances
begin to seasonally
decline in the second
quarter,
partially
offset
by higher core account
balances
of $31.3
million
(primarily MMA
and
noninterest
bearing checking). The
increase over
the fourth
quarter
of 2025
was primarily due
to higher public
funds
balances
of $56.1
million, partially offset
by lower core deposit
balances
of $24.8
million.
At June
30, 2026,
total
deposits were $3.721
billion, a decrease
of $30.6
million, or 0.8% from March
31, 2026,
and
an
increase
of
$58.7
million, or 1.6%
over December
31, 2025.
The decrease
from
March
31, 2026,
was driven by
lower public funds balances
of
$68.4
million (primarily
NOW accounts),
partially
offset
by an
increase in core deposit
balances
of $37.8
million (primarily
noninterest
bearing accounts).
The increase
over December
31, 2025
was primarily due
to core deposit
growth
of
$151.9
million,
partially
offset
by lower public funds
balances
of $93.2
million.
Total
public funds
balances
were $561.5
million at June
30, 2026,
$629.9
million at
March
31, 2026,
and
$654.7
million at December
31, 2025,
respectively.
Liquidity
The Bank
maintained
an
average
net overnight
funds
(i.e.,
deposits with banks
plus FED funds sold, less FED funds purchased)
sold
position of
$365.1
million in the second
quarter
of 2026
compared
to $407.7
million in the first quarter
of 2026
and
$437.5
million
in the
fourth
quarter
of 2025.
Compared
to the
first quarter
of 2026,
the variance
reflected lower average
deposits and
the
deployment
of excess
liquidity into the investment
security portfolio.
Compared
to the
fourth
quarter
of 2025,
the variance
was
driven by the
deployment
of excess
liquidity into the
investment
security portfolio.
We
also view our
investment
portfolio as
a liquidity source
as we have
the option
to pledge securities in our portfolio
as collateral
for borrowings
or deposits and/or
to sell selected securities
in our portfolio.
Our portfolio
consists of
debt
issued by the
U.S.
Treasury,
U.S. governmental
agencies, municipal
governments,
and
corporate
entities. At June 30,
2026,
the weighted-average
maturity
and
duration
of our
portfolio were 2.95
years and
2.60 years,
respectively,
and
the available
-for-sale portfolio
had
a net
unrealized
after
-tax
loss of $14.0
million.
At June 30, 2026,
we had
the ability
to generate
approximately
$1.721
billion (excludes overnight funds
position of
$413
million) in
additional
liquidity through various
sources including
various
federal
funds
purchased
lines, Federal Home
Loan
Bank
borrowings,
the Federal
Reserve Discount
Window,
and
brokered
deposits.
Capital
Shareowners’
equity was
$570.1
million at June
30, 2026
compared
to $559.9
million at March
31, 2026
and
$552.9
million at
December
31, 2025.
For the first
six months
of 2026,
shareowners’
equity was
positively impacted
by net
income
attributable
to
shareowners
of $32.1
million, the
issuance of
stock of $3.4 million,
and stock
compensation
accretion
of $0.9
million. Shareowners’
equity was
reduced
by common
stock dividends
of $9.2
million ($0.54 per share), repurchases
of our
common
stock of
$2.6 million
(63,088
shares), net
adjustments
totaling $2.6
million related to transactions
under our
stock-based
compensation
plans, and
an
unfavorable
net change
of $4.8
million in accumulated
other comprehensive
loss due to an
unfavorable
fair value
mark
on the
investment
securities portfolio
driven by higher
bond
rates in the
second
quarter.

At June
30, 2026,
our total
risk-based capital
ratio was
22.35%,
compared
to 21.62%
at
March
31, 2026
and
21.45%
at
December
31, 2025.
Our common
equity tier 1 capital
ratio was
19.80%,
19.08%,
and
18.56%,
respectively,
on these
dates.
Our leverage ratio
was 11.96%,
11.65%,
and
11.77%,
respectively,
on these
dates.
At June 30, 2026,
all our regulatory
capital
ratios exceeded
the
thresholds to
be designated
as “well-capitalized”
under the
Basel III
capital
standards.
Further, our tangible
common
equity ratio
(non-GAAP
financial
measure)
was 11.03%
at
June 30,
2026,
compared
to 10.79%
at
both
March
31, 2026,
and
December
31,
2025.
If our
unrealized
held-to-maturity
securities loss of $7.8 million (after
-tax) was
recognized in accumulated
other
comprehensive
loss, our adjusted
tangible capital
ratio would be
10.85%.
About Capital
City Bank Group,
Inc.
Capital
City Bank
Group, Inc. (NASDAQ: CCBG)
is one
of the
largest publicly traded
financial
holding companies
headquartered
in Florida
and
has
approximately
$4.5 billion in assets.
We provide
a full range
of banking
services, including traditional
deposit
and
credit services, mortgage
banking,
asset
management,
trust, merchant
services, bankcards,
and
securities brokerage
services.
Our bank
subsidiary,
Capital
City Bank,
was founded
in 1895
and
has
62 banking
offices
and
107 ATMs/ITMs
in Florida, Georgia
and
Alabama.
For more information
about
Capital
City Bank
Group, Inc., visit https://www.ccbg.com/
.
FORWARD-LOOKING
STATEMENTS
Forward-looking
statements
in this Press Release are based
on current
plans and
expectations
that
are subject
to uncertainties
and
risks, which
could cause
our future
results to differ
materially.
The words “may,”
“could,” “should,”
“would,” “believe,”
“anticipate,”
“estimate,”
“expect,”
“intend,”
“plan,”
“target,”
“vision,” “goal,” and
similar expressions are
intended
to identify
forward
-looking statements.
The following factors,
among
others, could
cause our actual
results to differ:
the effects
of and
changes
in trade
and
monetary
and
fiscal policies and
laws, including the interest rate
policies of the Federal
Reserve Board;
inflation,
interest
rate, market
and monetary
fluctuations;
local, regional, national,
and
international
economic
conditions
and
the impact
they
may
have
on us and
our clients and
our assessment
of that
impact;
supply-demand
imbalances
and
general economic
conditions
affecting
local real estate
prices and
a general
deterioration
in commercial
real estate
market
fundamentals;
the costs
and
effects
of
legal and
regulatory developments,
the outcomes
of legal proceedings
or regulatory or other
governmental
inquiries, the results of
regulatory examinations
or reviews and the
ability to obtain
required regulatory
approvals;
the effect
of changes
in laws and
regulations
(including laws
and
regulations concerning
taxes,
banking,
securities, and
insurance)
and
their application
with which we
and
our subsidiaries must
comply;
the effect
of changes
in accounting
policies and practices,
as may
be adopted
by the
regulatory
agencies,
as well as other
accounting
standard
setters; the accuracy
of our financial statement
estimates
and
assumptions;
changes
in
the financial
performance
and/or
condition
of our
borrowers; changes
in the mix of
loan
geographies, sectors
and
types or the
level
of non-performing
assets
and
charge
-offs;
changes
in estimates
of future
credit loss reserve requirements
based
upon
the periodic
review
thereof under relevant
regulatory and
accounting
requirements;
changes
in our liquidity position;
the timely
development
and
acceptance
of new products
and
services and
perceived overall
value
of these
products
and
services by users; changes
in consumer
spending,
borrowing,
and saving
habits; greater
than
expected
costs or difficulties
related to the
integration
of new products
and
lines
of business;
increased
competition
and
its effect
on deposit
fees; technological
changes,
including the impact
of generative
artificial
intelligence;
the costs
and
effects
of cyber
incidents or other
failures, interruptions,
or security breaches
of our
systems
or those of
our customers
or third-party
providers; dispositions;
acquisitions
and
integration
of acquired
businesses; impairment
of our
goodwill
or other intangible
assets;
changes
in the reliability of
our vendors,
internal control
systems, or information
systems;
our ability
to
increase market
share and
control expenses;
our ability to
attract
and
retain qualified
employees;
changes
in our organization,
compensation,
and
benefit
plans;
the soundness
of other
financial
institutions;
volatility and
disruption in national
and
international
financial
and
commodity
markets;
changes
in the competitive
environment
in our markets
and
among
banking
organizations
and
other financial
service providers; action
or inaction
by the
federal
government,
including tariffs
or trade
wars (including potential
resulting reduced
consumer
spending, lower economic
growth or recession,
reduced
demand
for U.S. exports, disruptions
to supply
chains, and
decreased
demand
for other
banking
products
and
services), government
intervention
in the U.S. financial
system;
policies related
to credit card
interest rates,
and
legislative, regulatory
or supervisory
actions
related
to so-called
“de-banking,”
including
any
new prohibitions, requirements
or enforcement
priorities that
could affect
customer
relationships, compliance
obligations,
or operational
practices;
the effects
of natural
disasters (including hurricanes), widespread
health
emergencies (including
pandemics),
military conflict
(including impacts
related
to the
conflicts
in the Middle East
and
resulting disruptions to energy
and
other commodities
markets
and
supply chains),
terrorism, civil
unrest, climate
change
or other geopolitical
events;
our ability
to
declare and
pay dividends;
structural
changes
in the markets
for origination, sale
and
servicing of residential mortgages;
any
inability
to implement
and
maintain
effective
internal control
over financial
reporting and/or
disclosure control;
negative
publicity and
the
impact
on our reputation;
and
the limited trading
activity
and
concentration
of ownership
of our
common
stock.
Additional factors
can
be found
in our Annual
Report
on Form 10
-K for the fiscal year
ended
December
31, 2025
and
our other
filings
with the SEC,
which are
available
at
the SEC’s internet
site (https://www.sec.gov
).
Forward-looking statements
in this Press Release speak
only as
of the date
of the Press Release,
and we
assume
no obligation
to update
forward
-looking statements
or the reasons
why actual
results
could differ,
except
as may
be required by
law.

USE OF NON-GAAP
FINANCIAL
MEASURES
Unaudited
We
present a tangible
common
equity ratio and
a tangible book
value
per diluted share
that
removes
the effect
of goodwill and
other
intangibles
resulting from
merger and
acquisition
activity.
We believe these
measures
are useful
to investors
because
they
allow
investors
to more easily compare
our capital
adequacy
to other
companies
in the industry.
Non-GAAP financial measures
should not
be considered
alternatives
to GAAP-basis
financial statements
and other bank
holding companies
may
define or calculate
these non-
GAAP
measures
or similar measures
differently.
The GAAP
to non
-GAAP reconciliations are
provided
below.
(Dollars in Thousands, except per share data) Jun 30, 2026 Mar 31, 2026 Dec 31, 2025 Sep 30, 2025 Jun 30, 2025
Shareowners' Equity (GAAP) $ 570,095 $ 559,912 $ 552,851 $ 540,635 $ 526,423
Less: Goodwill and Other Intangibles (GAAP) 89,095 89,095 89,095 89,095 92,693
Tangible Shareowners' Equity (non-GAAP) A 481,000 470,817 463,756 451,540 433,730
Total Assets (GAAP) 4,450,483 4,453,734 4,385,765 4,323,774 4,391,753
Less: Goodwill and Other Intangibles (GAAP) 89,095 89,095 89,095 89,095 92,693
Tangible Assets
(non-GAAP)
B $ 4,361,388 $ 4,364,639 $ 4,296,670 $ 4,234,679 $ 4,299,060
Tangible Common
Equity Ratio (non-GAAP)
A/B 11.03% 10.79% 10.79% 10.66% 10.09%
Actual Diluted Shares Outstanding (GAAP) C 17,135,824 17,114,954 17,154,586 17,115,336 17,097,986
Tangible Book Value
per Diluted Share (non-GAAP)
A/C $ 28.07 $ 27.51 $ 27.03 $ 26.38 $ 25.37

CAPITAL
CITY BANK
GROUP,
INC.
EARNINGS
HIGHLIGHTS
Unaudited
Three Months Ended Six Months Ended
(Dollars in thousands, except per share data) Jun 30, 2026 Mar 31, 2026 Jun 30, 2025 Jun 30, 2026 Jun 30, 2025
EARNINGS
Net Income Attributable to Common Shareowners $ 16,277 $ 15,817 $ 15,044 $ 32,094 $ 31,902
Diluted Net Income Per Share $ 0.95 $ 0.92 $ 0.88 $ 1.87 $ 1.87
PERFORMANCE
Return on Average Assets (annualized) 1.48% 1.45% 1.38% 1.47% 1.48%
Return on Average Equity (annualized) 11.38 11.30 11.44 11.34 12.36
Net Interest Margin 4.35 4.24 4.30 4.30 4.26
Noninterest Income as % of Operating Revenue 31.79 31.77 31.67 31.78 32.03
Efficiency
Ratio
65.76% 65.89% 67.26% 65.83% 65.13%
CAPITAL
ADEQUACY
Tier 1 Capital 21.10% 20.37% 18.38% 21.10% 18.38%
Total Capital 22.35 21.62 19.60 22.35 19.60
Leverage 11.96 11.65 11.14 11.96 11.14
Common Equity Tier 1 19.80 19.08 16.81 19.80 16.81
Tangible Common Equity
(1)
11.03 10.79 10.09 11.03 10.09
Equity to Assets 12.81% 12.57% 11.99% 12.81% 11.99%
ASSET QUALITY
Allowance as % of Non-Performing Loans 309.72% 278.19% 463.01% 309.72% 463.01%
Allowance as a % of Loans HFI 1.24 1.23 1.13 1.24 1.13
Net Charge-Offs as % of Average
Loans HFI
0.14 0.10 0.09 0.12 0.09
Nonperforming Assets as % of Loans HFI
and OREO
0.54 0.51 0.25 0.54 0.25
Nonperforming Assets as % of Total Assets 0.30% 0.29% 0.15% 0.30% 0.15%
STOCK PERFORMANCE
High $ 51.04 $ 46.83 $ 39.82 $ 51.04 $ 39.82
Low 42.79 39.26 32.38 39.26 32.38
Close $ 49.42 $ 43.46 $ 39.35 $ 49.42 $ 39.35
Average Daily Trading Volume 95,532 100,149 27,397 97,821 25,988
(1)
Tangible common equity ratio is a non-GAAP
financial measure. For additional information, including a
reconciliation to GAAP,
refer to Page 9.

CAPITAL CITY BANK GROUP,
INC.
CONSOLIDATED STATEMENT OF
FINANCIAL CONDITION
Unaudited
2026 2025
(Dollars in
thousands)
Second Quarter First Quarter Fourth Quarter Third Quarter Second Quarter
ASSETS
Cash and
Due From
Banks
$ 67,124 $ 64,214 $ 62,189 $ 68,397 $ 78,485
Funds
Sold and
Interest
Bearing Deposits
412,609 424,756 467,782 397,502 394,917
Total
Cash and
Cash Equivalents
479,733 488,970 529,971 465,899 473,402
Investment
Securities
Available
for
Sale
853,608 800,550 643,922 577,333 533,457
Investment
Securities
Held to
Maturity
304,460 353,296 377,446 404,659 462,599
Other Equity
Securities
2,068 2,083 2,069 2,145 3,242
Total
Investment
Securities
1,160,136 1,155,929 1,023,437 984,137 999,298
Loans Held for Sale ("HFS"):
34,278 25,088 21,695 24,204 19,181
Loans Held for Investment ("HFI"):
Commercial,
Financial,
& Agricultural
172,536 170,268 180,341 179,018 180,008
Real Estate
- Construction
149,127 156,630 146,920 156,756 174,115
Real Estate
- Commercial
750,637 755,800 768,731 785,290 802,504
Real Estate
- Residential
998,145 998,720 1,020,942 1,037,324 1,046,368
Real Estate
- Home
Equity
244,462 243,932 240,897 234,111 228,201
Consumer 180,859 179,515 182,327 185,847 197,483
Other Loans 2,668 12,347 4,748 2,283 1,552
Overdrafts 1,437 1,192 1,212 1,378 1,259
Total
Loans
Held for
Investment
2,499,871 2,518,404 2,546,118 2,582,007 2,631,490
Allowance
for
Credit Losses
(31,007) (30,999) (31,001) (30,202) (29,862)
Loans Held for Investment, Net 2,468,864 2,487,405 2,515,117 2,551,805 2,601,628
Premises and Equipment, Net 81,148 77,670 79,457 79,748 79,906
Goodwill
and
Other Intangibles
89,095 89,095 89,095 89,095 92,693
Other Real Estate
Owned
3,424 1,822 1,936 1,831 132
Other Assets 133,805 127,755 125,057 127,055 125,513
Total
Other Assets
307,472 296,342 295,545 297,729 298,244
Total
Assets
$ 4,450,483 $ 4,453,734 $ 4,385,765 $ 4,323,774 $ 4,391,753
LIABILITIES
Deposits:
Noninterest
Bearing Deposits
$ 1,344,694 $ 1,299,933 $ 1,251,886 $ 1,303,786 $ 1,332,080
NOW Accounts 1,282,360 1,309,527 1,322,114 1,222,861 1,284,137
Money Market Accounts 418,342 432,874 390,888 405,846 408,666
Savings
Accounts
511,000 516,149 503,485 500,323 504,331
Certificates
of Deposit
164,613 193,134 193,939 182,096 175,639
Total
Deposits
3,721,009 3,751,617 3,662,312 3,614,912 3,704,853
Repurchase
Agreements
7,420 4,561 22,018 25,629 21,800
Other Short-Term
Borrowings
39,487 28,715 28,074 14,615 12,741
Subordinated
Notes
Payable
33,303 33,303 42,582 42,582 42,582
Other Long-Term
Borrowings
567 680 680 680 680
Other Liabilities 78,602 74,946 77,248 84,721 82,674
Total
Liabilities
3,880,388 3,893,822 3,832,914 3,783,139 3,865,330
SHAREOWNERS' EQUITY
Common
Stock
171 171 171 171 171
Additional
Paid-In
Capital
40,821 39,854 41,650 40,067 39,527
Retained Earnings 531,291 519,632 508,443 499,176 487,665
Accumulated Other Comprehensive Income (Loss),
Net of
Tax
(2,188) 255 2,587 1,221 (940)
Total
Shareowners'
Equity
570,095 559,912 552,851 540,635 526,423
Total
Liabilities,
Temporary
Equity
and
Shareowners'
Equity
$ 4,450,483 $ 4,453,734 $ 4,385,765 $ 4,323,774 $ 4,391,753
OTHER BALANCE SHEET DATA
Earning
Assets
$ 4,106,894 $ 4,124,177 $ 4,059,032 $ 3,987,850 $ 4,044,886
Interest
Bearing Liabilities
2,457,092 2,518,943 2,503,780 2,394,632 2,450,576
Book
Value
Per Diluted
Share
$ 33.27 $ 32.71 $ 32.23 $ 31.59 $ 30.79
Tangible
Book
Value
Per Diluted
Share
(1)
28.07 27.51 27.03 26.38 25.37
Actual Basic
Shares
Outstanding
17,111 17,098 17,084 17,069 17,066
Actual Diluted
Shares
Outstanding
17,136 17,115 17,155 17,115 17,098
(1)
Tangible
book
value
per diluted
share
is a non
-GAAP financial
measure.
For additional
information,
including
a reconciliation
to GAAP,
refer
to Page 9.

CAPITAL
CITY BANK
GROUP,
INC.
CONSOLIDATED
STATEMENT
OF OPERATIONS
Unaudited
2026 2025
Six Months Ended
June 30,
(Dollars in thousands, except per share data)
Second
Quarter
First
Quarter
Fourth
Quarter
Third
Quarter
Second
Quarter 2026 2025
INTEREST INCOME
Loans, including Fees $ 38,212 $ 38,254 $ 39,565 $ 40,279 $ 40,872 $ 76,466 $ 81,350
Investment Securities 10,260 9,055 7,768 7,188 6,678 19,315 12,486
Federal Funds Sold and Interest Bearing Deposits 3,366 3,711 4,382 3,964 3,909 7,077 7,405
Total Interest Income 51,838 51,020 51,715 51,431 51,459 102,858 101,241
INTEREST EXPENSE
Deposits 6,933 7,395 7,544 7,265 7,405 14,328 14,788
Repurchase Agreements 61 73 134 158 156 134 320
Other Short-Term Borrowings 349 327 217 58 179 676 296
Subordinated Notes Payable 288 398 451 383 530 686 1,090
Other Long-Term Borrowings 9 10 9 10 5 19 16
Total Interest Expense 7,640 8,203 8,355 7,874 8,275 15,843 16,510
Net Interest Income 44,198 42,817 43,360 43,557 43,184 87,015 84,731
Provision for Credit Losses 919 712 1,995 1,881 620 1,631 1,388
Net Interest Income after Provision for Credit Losses 43,279 42,105 41,365 41,676 42,564 85,384 83,343
NONINTEREST
INCOME
Deposit Fees 5,656 5,598 5,811 5,877 5,320 11,254 10,381
Bank Card Fees 3,858 3,630 3,684 3,733 3,774 7,488 7,288
Wealth Management Fees 4,185 4,051 4,525 5,173 5,206 8,236 10,969
Mortgage Banking Revenues 4,660 4,252 4,155 4,794 4,190 8,912 8,010
Other 2,240 2,402 1,928 2,754 1,524 4,642 3,273
Total Noninterest Income 20,599 19,933 20,103 22,331 20,014 40,532 39,921
NONINTEREST
EXPENSE
Compensation 25,836 25,703 28,384 26,056 26,490 51,539 52,738
Occupancy, Net 7,319 7,083 7,052 7,037 7,071 14,402 13,864
Other 9,485 8,587 7,431 9,823 8,977 18,072 14,637
Total Noninterest Expense 42,640 41,373 42,867 42,916 42,538 84,013 81,239
OPERATING PROFIT 21,238 20,665 18,601 21,091 20,040 41,903 42,025
Income Tax Expense 4,961 4,848 4,896 5,141 4,996 9,809 10,123
NET INCOME $ 16,277 $ 15,817 $ 13,705 $ 15,950 $ 15,044 $ 32,094 $ 31,902
PER COMMON SHARE
Basic Net Income $ 0.95 $ 0.92 $ 0.80 $ 0.93 $ 0.88 $ 1.88 $ 1.87
Diluted Net Income 0.95 0.92 0.80 0.93 0.88 1.87 1.87
Cash Dividend $ 0.27 $ 0.27 $ 0.26 $ 0.26 $ 0.24 $ 0.54 $ 0.48
AVERAGE
SHARES
Basic 17,101 17,129 17,070 17,068 17,056 17,115 17,042
Diluted 17,126 17,146 17,140 17,114 17,088 17,133 17,067

CAPITAL
CITY BANK GROUP,
INC.
ALLOWANCE
FOR CREDIT LOSSES
("ACL")
AND CREDIT
QUALITY
Unaudited
2026 2025
Six Months Ended
June 30,
(Dollars in thousands, except per share data)
Second
Quarter
First
Quarter
Fourth
Quarter
Third
Quarter
Second
Quarter 2026 2025
ACL - HELD FOR INVESTMENT
LOANS
Balance at Beginning of Period $ 30,999 $ 31,001 $ 30,202 $ 29,862 $ 29,734 $ 31,001 $ 29,251
Provision for Credit Losses 904 635 1,984 1,550 718 1,539 1,801
Net Charge-Offs 896 637 1,185 1,210 590 1,533 1,190
Balance at End of Period $ 31,007 $ 30,999 $ 31,001 $ 30,202 $ 29,862 $ 31,007 $ 29,862
As a % of Loans HFI 1.24% 1.23% 1.22% 1.17% 1.13% 1.24% 1.13%
As a % of Nonperforming Loans 309.72% 278.19% 360.69% 368.54% 463.01% 309.72% 463.01%
ACL - UNFUNDED
COMMITMENTS
Balance at Beginning of Period 2,189 $ 2,107 $ 2,095 $ 1,738 $ 1,832 $ 2,107 $ 2,155
Provision for Credit Losses 8 82 12 357 (94) 90 (417)
Balance at End of Period
(1)
2,197 2,189 2,107 2,095 1,738 2,197 1,738
ACL - DEBT SECURITIES
Provision for Credit Losses $ 7 $ (5) $ (1) $ (26) $ (4) $ 2 $ 4
CHARGE-OFFS
Commercial,
Financial
and Agricultural
$ 577 $ 300 $ 167 $ 373 $ 74 $ 877 $ 242
Real Estate - Construction - - - - - - -
Real Estate
- Commercial
- - 4 - - - -
Real Estate
- Residential
38 - 67 12 49 38 57
Real Estate
- Home Equity
- 13 10 10 24 13 24
Consumer 613 852 925 954 914 1,465 1,779
Overdrafts 524 631 670 619 437 1,155 1,007
Total Charge-Offs $ 1,752 $ 1,796 $ 1,843 $ 1,968 $ 1,498 $ 3,548 $ 3,109
RECOVERIES
Commercial,
Financial
and Agricultural
$ 65 $ 74 $ 44 $ 95 $ 117 $ 139 $ 192
Real Estate - Construction - - - - - - -
Real Estate
- Commercial
7 84 29 8 6 91 9
Real Estate
- Residential
27 77 8 13 65 104 184
Real Estate
- Home Equity
4 10 6 10 42 14 51
Consumer 468 579 246 369 456 1,047 937
Overdrafts 285 335 325 263 222 620 546
Total Recoveries $ 856 $ 1,159 $ 658 $ 758 $ 908 $ 2,015 $ 1,919
NET CHARGE-OFFS $ 896 $ 637 $ 1,185 $ 1,210 $ 590 $ 1,533 $ 1,190
Net Charge-Offs as a % of Average Loans
HFI
(2)
0.14% 0.10% 0.18% 0.18% 0.09% 0.12% 0.09%
CREDIT QUALITY
Nonaccruing Loans $ 10,011 $ 11,143 $ 8,595 $ 8,195 $ 6,449
Other Real Estate Owned 3,424 1,822 1,936 1,831 132
Total Nonperforming Assets
("NPAs")
$ 13,435 $ 12,965 $ 10,531 $ 10,026 $ 6,581
Past Due Loans 30-89 Days $ 2,680 $ 6,643 $ 7,017 $ 5,468 $ 4,523
Classified Loans
Commercial,
Financial
and Agricultural
1,479 1,660 1,650 1,514 1,820
Real Estate - Construction 379 - - 718 -
Real Estate
- Commercial
21,638 6,374 5,897 11,745 12,212
Real Estate
- Residential
3,825 3,497 3,601 8,348 8,237
Real Estate
- Home Equity
1,461 2,003 1,957 3,043 4,995
Consumer 1,020 1,011 1,229 1,144 1,359
Total Classified Loans 29,802 14,545 14,334 26,512 28,623
Nonperforming Loans as a % of Loans HFI 0.40% 0.44% 0.34% 0.32% 0.25%
NPAs
as a % of Loans HFI and Other Real
Estate
0.54% 0.51% 0.41% 0.39% 0.25%
NPAs
as a % of Total Assets
0.30% 0.29% 0.24% 0.23% 0.15%
(1)
Recorded in other liabilities.
(2)
Annualized.

CAPITAL
CITY BANK GROUP,
INC.
AVERAGE
BALANCE AND
INTEREST RATES
Unaudited
Second Quarter
2026
First Quarter
2026
Fourth Quarter
2025
Third Quarter
2025
Second Quarter
2025
June 2026 YTD June 2025 YTD
(Dollars in thousands)
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
ASSETS:
Loans Held for Sale $ 30,505 $ 500 6.57% $ 24,716 $ 404 6.63% $ 24,261 $ 374 6.11% $ 25,276 425 6.68% $ 22,668 $ 475 8.40% $ 27,626 $ 904 6.60% $ 23,692 $ 965 8.21%
Loans Held for Investment
(1)
2,505,875 37,751 6.04 2,538,318 37,886 6.05 2,568,073 39,230 6.06 2,606,213 39,894 6.07 2,652,572 40,436 6.11 2,522,007 75,637 6.05 2,659,204 80,465 6.10
Investment Securities
Taxable Investment Securities 1,165,965 10,249 3.52 1,117,505 9,042 3.26 1,004,420 7,756 3.07 992,260 7,175 2.88 1,006,514 6,666 2.65 1,141,869 19,291 3.39 994,068 12,468 2.52
Tax-Exempt Investment Securities
(1)
1,356 15 4.41 1,620 17 4.25 1,620 17 4.30 1,620 18 4.44 1,467 17 4.50 1,487 32 4.32 1,158 26 4.43
Total Investment Securities 1,167,321 10,264 3.52 1,119,125 9,059 3.26 1,006,040 7,773 3.08 993,880 7,193 2.88 1,007,981 6,683 2.65 1,143,356 19,323 3.39 995,226 12,494 2.52
Federal Funds Sold and Interest
Bearing Deposits 365,126 3,366 3.70 407,679 3,711 3.69 437,536 4,382 3.97 356,161 3,964 4.42 348,787 3,909 4.49 386,285 7,077 3.69 334,944 7,405 4.46
Total
Earning Assets
4,068,827 $ 51,881 5.11% 4,089,838 $ 51,060 5.06% 4,035,910 $ 51,759 5.08% 3,981,530 $ 51,476 5.12% 4,032,008 $ 51,503 5.12% 4,079,274 $ 102,941 5.08% 4,013,066 $ 101,329 5.09%
Cash and
Due From Banks
64,337 63,079 67,291 65,085 65,761 63,712 69,593
Allowance for Credit Losses (31,602) (31,545) (30,922) (30,342) (30,492) (31,574) (30,251)
Other Assets 305,809 297,532 294,757 301,678 302,984 301,694 300,336
Total Assets $ 4,407,371 $ 4,418,904 $ 4,367,036 $ 4,317,951 $ 4,370,261 $ 4,413,106 $ 4,352,744
LIABILITIES:
Noninterest
Bearing Deposits
$ 1,308,276 $ 1,282,988 $ 1,303,266 $ 1,314,560 $ 1,342,304 $ 1,295,703 $ 1,329,933
NOW Accounts 1,263,616 $ 3,938 1.25% 1,302,894 $ 4,221 1.31% 1,235,961 $ 4,055 1.30% 1,198,124 $ 3,782 1.25% 1,225,697 $ 3,750 1.23% 1,283,146 $ 8,159 1.28% 1,237,759 $ 7,604 1.24%
Money Market Accounts 419,983 1,857 1.77 403,340 1,752 1.76 415,577 1,977 1.89 416,656 2,090 1.99 431,774 2,340 2.17 411,708 3,609 1.77 425,949 4,527 2.14
Savings Accounts 513,815 100 0.08 509,351 132 0.10 501,080 157 0.12 503,189 159 0.13 507,950 174 0.14 511,595 232 0.09 507,813 350 0.14
Time Deposits 173,086 1,038 2.41 192,443 1,290 2.72 191,626 1,355 2.80 179,802 1,234 2.72 172,982 1,141 2.65 182,711 2,328 2.57 171,682 2,307 2.71
Total
Interest
Bearing Deposits
2,370,500 6,933 1.17 2,408,028 7,395 1.25 2,344,244 7,544 1.28 2,297,771 7,265 1.25 2,338,403 7,405 1.27 2,389,160 14,328 1.21 2,343,203 14,788 1.27
Total Deposits 3,678,776 6,933 0.76 3,691,016 7,395 0.81 3,647,510 7,544 0.82 3,612,331 7,265 0.80 3,680,707 7,405 0.81 3,684,863 14,328 0.78 3,673,136 14,788 0.81
Repurchase
Agreements
10,917 61 2.24 15,789 73 1.88 20,690 134 2.57 21,966 158 2.86 22,557 156 2.78 13,340 134 2.03 26,169 320 2.47
Other Short-Term
Borrowings
33,545 349 4.17 27,836 327 4.76 20,954 217 4.09 12,753 58 1.82 10,503 179 6.82 30,706 676 4.44 8,978 296 6.64
Subordinated Notes Payable 33,303 288 3.42 41,620 398 3.83 42,582 451 4.15 42,582 383 3.52 51,981 530 4.03 37,438 686 3.64 52,432 1,090 4.13
Other Long-Term
Borrowings
660 9 5.78 680 10 5.68 680 9 5.55 681 10 5.55 792 5 2.41 670 19 5.73 793 16 4.04
Total
Interest
Bearing Liabilities
2,448,925 $ 7,640 1.25% 2,493,953 $ 8,203 1.33% 2,429,150 $ 8,355 1.36% 2,375,753 $ 7,874 1.32% 2,424,236 $ 8,275 1.37% 2,471,314 $ 15,843 1.29% 2,431,575 $ 16,510 1.37%
Other Liabilities 76,331 74,300 78,520 85,422 76,138 75,321 70,705
Total Liabilities 3,833,532 3,851,241 3,810,936 3,775,735 3,842,678 3,842,338 3,832,213
SHAREOWNERS'
EQUITY:
573,839 567,663 556,100 542,216 527,583 570,768 520,531
Total Liabilities, Temporary Equity
and Shareowners' Equity $ 4,407,371 $ 4,418,904 $ 4,367,036 $ 4,317,951 $ 4,370,261 $ 4,413,106 $ 4,352,744
Interest Rate Spread $ 44,241 3.86% $ 42,857 3.72% $ 43,404 3.72% $ 43,602 3.81% $ 43,228 3.75% $ 87,098 3.79% $ 84,819 3.72%
Interest Income and Rate Earned
(1)
51,881 5.11 51,060 5.06 51,759 5.08 51,476 5.12 51,503 5.12 102,941 5.08 101,329 5.09
Interest Expense and Rate Paid
(2)
7,640 0.75 8,203 0.81 8,355 0.82 7,874 0.78 8,275 0.82 15,843 0.78 16,510 0.83
Net Interest
Margin
$ 44,241 4.35% $ 42,857 4.24% $ 43,404 4.26% $ 43,602 4.34% $ 43,228 4.30% $ 87,098 4.30% $ 84,819 4.26%
(1)
Interest and average rates are calculated
on a tax-equivalent basis using a
21% Federal tax rate.
(2)
Rate calculated based on average earning
assets.